Exhibit 99.1

CafePress Reports Second Quarter 2012 Financial Results

Net Revenues Increase 26% Year Over Year

Adjusted EBITDA Increases 36% Year Over Year

LOUISVILLE, Ky. and SAN MATEO, Calif., July 30, 2012—CafePress Inc. (NASDAQ: PRSS), The World’s Customization EngineTM, today reported financial results for the three months ended June 30, 2012.

“In the second quarter CafePress posted 26% revenue growth and 36% adjusted EBITDA growth over last year, led by the addition of new content, products, partnerships and strong marketplace performance. Revenue from political gear and international channels was slightly weaker than expected during the period,” said Chief Executive Officer Bob Marino. “We are encouraged by strong e-commerce trends towards customization coupled with recent initiatives including expansion of licensed content relationships, growth in large shops such as those for ABC and National Geographic, new mobile and social functionality and solid performance from our most recent acquisition, Logosportswear.com.”

Second Quarter 2012 Financial Highlights

•	Net revenues totaled $47.1 million, a 26% year-over-year increase.

•	Adjusted EBITDA was $4.0 million, compared to $3.0 million in the second quarter of 2011, a 36% year over year increase.

•	Gross profit margin was 41.5% of net revenues, compared to 42.2% in the second quarter of 2011.

•

Non-GAAP net income (excluding stock based compensation, amortization of intangible assets, and acquisition costs) was $1.7 million, compared to $0.9 million in the second quarter of 2011, an 84% year over year increase.

•	Non-GAAP net income per diluted share was $0.10, compared to $0.06 in the second quarter of 2011, a 55% year over year increase.

•	GAAP net loss was $(0.3) million (including stock based compensation, amortization of intangible assets, and acquisition costs), compared to $(0.1) million in the second quarter of 2011.

•	GAAP net loss per basic and diluted share was ($0.02), compared to ($0.01) in the second quarter of 2011.

•	At June 30, 2012, cash, cash equivalents, and short term investments totaled $61.2 million.

Second Quarter 2012 Operating Metrics

•	Transacting customers totaled 737,000, a 17% year-over-year increase.

•	Orders totaled 888,000, a 20% year-over-year increase.

•	Average order size was $52, a 4% year-over-year increase.

Recent Operating Highlights

•	Successful acquisition of Logosportswear.com

•	Launched strategic partnership with YouTube bringing CafePress merchandise to YouTube users

•	Launched over 30 new licensed properties including the official shop for blockbuster film Ted and ABC’s The Chew official online shop

•	Added 40 new products across new categories such as home and auto

•	Added Design and List program making it simpler for users to add new designs

•	Created CafePress Entertainment, aggregating entertainment based merchandise

Business Outlook

“We are taking a cautious approach to our outlook for the second half of 2012 given the current political cycles and macro weakness in Europe. We expect to end the year with a strong holiday season resulting in solid growth and profitability for the year,” said Monica Johnson, Chief Financial Officer.

Third Quarter 2012:

•	Net revenues of $42.5 million to $45.0 million.

•	Adjusted EBITDA of $2.9 million to $3.5 million.

•	Non-GAAP net income per diluted share of $0.05 to $0.07.

•	GAAP net loss of $(1.0) million to $(0.5) million.

•	GAAP net loss per diluted share of $(0.06) to $(0.03).

•	Weighted average basic shares of approximately 17.1 million.

Full Year 2012:

•	Net revenues of $208 million to $217 million, a year over year increase of 19% to 24%.

•	Adjusted EBITDA of $23.0 million to $25.0 million.

•	Non-GAAP net income per diluted share of $0.68 to $0.77.

•	GAAP net income of $4.0 million to $5.4 million.

•	GAAP net income per diluted share of $0.23 to $0.32.

•	Weighted average diluted shares of approximately 16.9 million.

Second Quarter 2012 Conference Call

Management will review the second quarter 2012 financial results and its expectations for the third quarter and full year 2012 on a conference call on Monday, July 30, 2012 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time). To participate on the live call, analysts and investors should dial 877- 941-1427 at least ten minutes prior to the call. CafePress will also offer a live and archived webcast of the conference call, accessible from the “Investors” section of the Company’s Web site at http://investor.cafepress.com/.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures. Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include Adjusted EBITDA, non-GAAP operating income, and non-GAAP diluted earnings per share. For more information, please see the Company’s Registration Statement filed with the Securities and Exchange Commission on March 28, 2012, which is available on the Securities and Exchange Commission’s Web site at www.sec.gov.

To supplement the Company’s consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company’s financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company’s financial expectations as to growth and profitability for the third quarter and full year 2012 set forth under the caption “Business Outlook.” These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy; intense competition, which could lead to pricing pressure among other effects; our ability to expand our customer base and meet production requirements; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to timely develop new product and service offerings, as well as consumer acceptance of new products and services; our ability to develop additional adjacent lines of business to complement our growth strategies; and unforeseen changes in expense levels. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the “Risk Factors” sections of the Company’s Registration Statement filed with the Securities and Exchange Commission on March 28, 2012, which is available on the Securities and Exchange Commission’s Web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. The Company assumes no obligation to update these forward-looking statements.

About CafePress (PRSS):

CafePress is The World’s Customization EngineTM. Launched in 1999, CafePress empowers individuals, groups, businesses and organizations to create, buy and sell customized and personalized products online using the company’s innovative and proprietary print-on-demand services and e-commerce platform. Today, CafePress’ portfolio of e-commerce websites include CafePress.com, CanvasOnDemand.com, GreatBigCanvas.com, Imagekind.com, InvitationBox.com, and Logosportswear.com.

CafePress Inc.

Media Relations:

Kim Hughes

The Blueshirt Group

415.516.6187

kim@blueshirtgroup.com

Investor Relations:

The Blueshirt Group

Alex Wellins, 415-217-5861

alex@blueshirtgroup.com

CafePress Inc.

Condensed Consolidated Statement of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net revenues	$47,098	$37,335	$86,979	$69,371
Cost of net revenues	27,536	21,592	50,474	40,349

Gross Profit	19,562	15,743	36,505	29,022

Operating expenses:
Sales and marketing	11,776	8,743	21,937	16,646
Technology and development	3,185	3,141	6,149	6,588
General and administrative	4,244	3,448	8,178	6,134
Acquisition-related costs	720	579	1,374	1,090

Total operating expenses	19,925	15,911	37,638	30,458

Loss from operations	(363)	(168)	(1,133)	(1,436)
Interest income	32	16	40	33
Interest expense	(49)	(47)	(100)	(97)

Loss before provision for income taxes	(380)	(199)	(1,193)	(1,500)
Benefit from income taxes	(120)	(70)	(389)	(540)

Net loss	$(260)	$(129)	$(804)	$(960)

Net loss per share of common stock:
Basic and diluted	$(0.02)	$(0.01)	$(0.06)	$(0.11)

Shares used in computing net loss per share of common stock:
Basic and diluted	16,888	8,727	12,916	8,683

Stock-based compensation is allocated as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Cost of revenues	$63	$41	$114	$79
Sales and marketing	153	104	308	238
Technology and development	59	51	117	144
General and administrative	968	335	1,534	600

Total stock-based compensation expense	$1,243	$531	$2,073	$1,061

CafePress, Inc.

Condensed Consolidated Balance Sheet

(In thousands, except par value amounts)

(Unaudited)

	June 30, 2012	December 31, 2011
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$53,518	$27,900
Short-term investments	7,656	8,437
Accounts receivable	2,188	2,210
Inventory	5,883	6,726
Deferred tax assets	1,842	1,842
Deferred costs	2,539	2,787
Prepaid expenses and other current assets	5,766	2,631

Total current assets	79,392	52,533
Property and equipment, net	14,513	13,303
Goodwill	17,204	11,076
Intangible assets, net	10,865	6,756
Deferred tax assets	2,874	2,115
Other assets	339	3,199

TOTAL ASSETS	$125,187	$88,982

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,112	$10,512
Accrued royalties payable	4,439	6,454
Accrued liabilities	12,596	8,713
Income taxes payable	—	1,539
Deferred revenue	5,097	6,870
Capital lease obligations, current portion	487	472

Total current liabilities	28,731	34,560
Capital lease obligations, net of current portion	2,454	2,702
Deferred rent	23	20
Other long-term liabilities	3,522	3,269

TOTAL LIABILITIES	$34,730	$40,551

Convertible preferred stock $0.0001 par value; -0- and 12,345 shares authorized and -0- and 5,535 shares issued and outstanding at June 30, 2012 and December 31, 2011, respectively; liquidation preference of $0 and $17,902 as of June 30, 2012 and December 31, 2011, respectively.	0	22,811

Stockholders’ Equity :
Common stock: $0.0001 par value; 500,000 and 34,815 shares authorized and 17,072 and 8,944 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively.	2	1
Additional paid-in capital	91,760	26,120
Accumulated deficit	(1,305)	(501)

TOTAL STOCKHOLDERS’ EQUITY	$90,457	$25,620

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$125,187	$88,982

CafePress Inc.

Condensed Consolidated Statement of Cash Flows

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2012	2011
	(Unaudited)
Cash Flows from Operating Activities:
Net loss	$(804)	$(960)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,903	3,003
Amortization of intangible assets	1,631	1,084
Loss (gain) on disposal of fixed assets	(86)	(210)
Stock-based compensation	2,073	1,061
Change in fair value of contingent considerations liability	355	—
Deferred income taxes	(759)	279
Tax benefits from stock-based compensation	82	(11)
Excess tax benefits from stock-based compensation	(142)	(155)
Changes in operating assets and liabilities, net of effect of acquisitions:
Accounts receivable	61	469
Inventory	906	(675)
Prepaid expenses and other current assets	(2,476)	(3,691)
Other assets	310	(1,063)
Accounts payable	(5,400)	(4,346)
Accrued royalties payable	(2,015)	(1,944)
Accrued and other liabilities	234	1,715
Income taxes payable	(1,539)	(1,521)
Deferred revenue	(1,999)	5,085

Net cash used in operating activities	(6,665)	(1,880)

Cash Flows from Investing Activities:
Purchase of short-term investments	(5,170)	(6,652)
Proceeds from maturities of short-term investments	5,951	9,784
Purchase of property and equipment	(1,678)	(717)
Capitalization of software and website development costs	(1,565)	(908)
Proceeds from disposal of fixed assets	102	220
Increase in restricted cash	(170)	—
Acquisition of businesses, net of cash acquired	(7,071)	—

Net cash provided by (used in) investing activities	(9,601)	1,727

Cash Flows from Financing Activities:
Principal payments on capital lease obligations	(233)	(223)
Payments for deferred offering costs	—	(72)
Proceeds from exercise of stock options	204	1,410
Proceeds from issuance of common stock	41,771	—
Excess tax benefits from stock based compensation	142	155
Net cash provided by (used in) financing activities	41,884	1,270

Net Increase in Cash and Cash Equivalents	25,618	1,117
Cash And Cash Equivalents — Beginning of period	27,900	19,276

Cash And Cash Equivalents — End of period	$53,518	$20,393

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	99	97
Income taxes paid during the period	2,059	1,785
Noncash Investing and Financing Activities:
Conversion of preferred stock	22,811	—
Common stock issued for acquisition	830	—
Accrued purchases of property and equipment	894	75
Deferred offering costs not yet paid	—	935

	Three Months Ended June 30,
	2012	2011
User Metrics

Customers	737,148	629,170
year-over-year growth	17%	35%

Orders	888,439	742,529
year-over-year growth	20%	36%

Average Order Value	$52	$50
year-over-year growth	4%	7%

CafePress Inc.

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income (loss)	$(260)	$(129)	$(804)	$(960)
Non-GAAP adjustments:
Interest and other (income) expense	17	31	60	64
Benefit from income taxes	(120)	(70)	(389)	(540)
Depreciation and amortization	1,469	1,477	2,903	3,003
Amortization of intangible assets	947	542	1,631	1,084
Acquisition-related costs	720	579	1,374	1,090
Stock-based compensation	1,243	531	2,073	1,061

Adjusted EBITDA*	$4,016	$2,961	$6,848	$4,802

CafePress Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Loss from operations	$(363)	$(168)	$(1,133)	$(1,436)
Non-GAAP adjustments:
Amortization of intangible assets	947	542	1,631	1,084
Acquisition-related costs	720	579	1,374	1,090
Stock-based compensation	1,243	531	2,073	1,061

Non-GAAP operating income	$2,547	$1,484	$3,945	$1,799

CafePress Inc.

Reconciliation of Net Income (Loss) to Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share

(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(Unaudited)		(Unaudited)
Net income (loss)	$(260)	$(129)	$(804)	$(960)
Non-GAAP adjustments:
Benefit from income taxes	(919)	(581)	(1,636)	(1,153)
Amortization of intangible assets	947	542	1,631	1,084
Acquisition-related costs	720	579	1,374	1,090
Stock-based compensation	1,243	531	2,073	1,061

Non-GAAP net income	$1,731	$942	$2,638	$1,122

Fully-diluted shares outstanding	17,544	14,817	16,336	14,771

Non-GAAP net income per diluted share	$0.10	$0.06	$0.16	$0.08